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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 17, 2007

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    United States                      0-50876              65-1233977
    -------------                      -------              ----------
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)           Identification No.)


333 Church Street, Naugatuck, Connecticut                              06770
-----------------------------------------                              -----
(Address of principal executive offices)                             (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS
            ------------

     On January 17, 2007, Naugatuck Valley Financial Corporation issued a press release announcing (i) the declaration of a cash dividend for the quarter ended December 31, 2006, of $0.05 per share to stockholders of record on February 5, 2007, with a payment date on or around March 1, 2007 and (ii) that its Annual Meeting of Stockholders will be held on May 3, 2007. For more information, reference is made to the press release dated January 17, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

     (c) The following exhibit is filed herewith:


         Exhibit 99.1         Press Release dated January 17, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NAUGATUCK VALLEY FINANCIAL CORPORATION



Date: January 18, 2007           By: /s/ John C. Roman
                                     -------------------------------
                                    John C. Roman
                                    President and Chief Executive Officer